SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )	Preliminary Proxy Statement

( )	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

(X )	Definitive Proxy Statement

( )	Definitive Additional Materials

( )	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SUMMIT EXPLORATION INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)	No fee required

( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

( )	Fee paid previously with preliminary materials.

( )

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SUMMIT EXPLORATION INC.

5190 Neil Road, Suite 430

Reno, NV 89502

November 12, 2007

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Summit Exploration Inc., which will be held on Monday December 3, 2007 at 10:00 a.m. time at 155 Glenora Gates, 10403 122nd Street Edmonton, Alberta T5N 4C1.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

I would like to express my appreciation for your continued interest in the affairs of the Company.

Sincerely,

ALAN HART
Alan Hart
Chief Executive Officer and President

SUMMIT EXPLORATION INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

December 3, 2007

To the Shareholders:

Notice is Hereby Given that the Annual Meeting of the holders of shares of Common Stock of Summit Exploration Inc. (the "Common Stock") will be held at 155 Glenora Gates 10403 122nd Street Edmonton Alberta T5N 4C1 on December 3, 2007 at 10:00 a.m., for the following purposes:

1. To elect directors

2. To ratify the Board of Directors' selection of independent registered public accounting firm, Keith Margetson Ltd, for the 2008 fiscal year;

3. To approve an amendment to the Company's Articles of Incorporation to change its name to Sentry Petroleum Ltd.

4. To approve an amendment to the Company's Articles of Incorporation to increase the number of shares of authorized common stock from 50,000,000 to 100,000,000.

5. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on November 12, 2007 are entitled to notice of, and to vote at, this meeting.

BY ORDER OF THE BOARD OF DIRECTORS

ALAN HART
Alan Hart
Chief Executive Officer and President

November 12, 2007

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

SUMMIT EXPLORATION INC.

5190 Neil Road, Suite 430

Reno, NV 89502

November 12, 2007

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS

TO BE HELD DECEMBER 3, 2007

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY SUMMIT EXPLORATION INC. ASSOCIATES OR ANY OTHER PERSON.

THE ANNUAL MEETING

GENERAL

This Proxy Statement, which was first mailed to shareholders on or about November 12, 2007, is furnished in connection with the solicitation of proxies by the Board of Directors of Summit Exploration Inc. (the "Company"), to be voted at the annual meeting of the shareholders of the Company (the "Annual Meeting"), which will be held at 10:00 a.m. on December 3, 2007, at 155 Glenora Gates 10403 122nd Street Edmonton Alberta T5N 4C1 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be born by the Company.

RECORD DATE AND SHARES ENTITLED TO VOTE

The close of business on November 12, 2007 has been fixed as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record as of the Record Date of shares of our common stock, $0.0001 par value per share ("Common Stock") are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On November 12, 2007, there were an aggregate of 23,162,800 shares of Common Stock outstanding and entitled to vote, held by approximately 75 shareholders.

PROXY SOLICITATION

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $1,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to the Chief Executive Officer, Alan Hart, 5190 Neil Road, Suite 430 Reno, NV 89502.

VOTES REQUIRED

Nominees for director that are elected are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, either present in person or represented by proxy at the meeting, up to the number of directors to be elected by such shares. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

Stockholders may vote in favor of or against any of these proposals, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this paragraph.

Shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the Meeting.

VOTING OF PROXIES

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the Proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

Execution of a Proxy by a stockholder will not affect such stockholder's right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b) executing a later-dated Proxy which is presented to us at or prior to the Annual Meeting; or (c) appearing at the Annual Meeting and voting in person. Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

DISSENTERS' RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the Annual Meeting.

QUORUM

The presence, in person or by proxy duly authorized, of five per cent of all the shares outstanding, represented by shareholders of record, will constitute a quorum of that voting group for action on that matter. Shares of Common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

STOCKHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the Annual Meeting

The deadline for submittals of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a-8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

The Board of Directors will consider security holder nominations for director. Nominations for director submitted to the Committee by security holders will be evaluated according to the Company's overall needs and the nominee's knowledge, experience and background. A nominating security holder must give appropriate notice to the Company of the nomination not less than 120 days prior to the first anniversary of the preceding year's annual meeting. In the event that the date of the annual meeting is advanced by more than 30 days, the notice by the security holder must be delivered not later than the close of business on the later of the 45th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

The stockholder's notice shall include all information required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act, and the rules thereunder, as well as, the name of the stockholder, their address of record, the class and number of shares of the Company beneficially held by the stockholder, a description of all arrangements or understandings between the stockholder and each proposed nominee and any other persons pursuant to which nomination(s) are to be made by such stockholder, a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice and a written consent of the proposed nominee(s) to be named as a director.

ELECTION OF DIRECTOR

One Director will be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until that person's successor is elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following person to serve as director unless the shareholder indicates to the contrary on the proxy. Management expects that the nominee will be available for election, but if not, it is intended that such proxy will be voted for the election of other nominees to be designated by the Board of Directors to fill any such vacancy.

Nominees

Name	Age

Alan Hart	56

Alan Hart

Mr. Alan Hart is our founder, President, Chief Executive Officer, and Chief Financial Officer and has been a director of the board of directors since our inception on February 23, 2006. Mr. Hart obtained his Master's Degree in Geology from the University of Texas at Arlington in 1979 and has worked in various capacities within the oil and gas industry since his graduation. He has worked both domestically and internationally with such firms as Hunt Oil, Atlantic Richfield and Arco in North and West Africa, Central America, Southeast Asia, Australia and New Zealand. In 1996 he established Golden Downs Consulting to assist petroleum companies developing exploration properties in the Australasian region. From May 2001 to June 2002, Mr. Hart was managing Director of Golden Downs Consulting providing project management services to companies operating in Austral Asia. These projects included completion of a two-year basin and hydrocarbon system analysis of the Northern Taranaki Basin, New Zealand, for Houston based EEX Corporation. From July 2002 until his resignation in June 2005 Mr. Hart was the Chief Executive Officer, President and a Director of TAG Oil Ltd (OTCBB: TAGOF) (TSX:TAO), a Canadian incorporated company operating in New Zealand. In this capacity he reviewed farmin opportunities worldwide and attended all operating and technical committee meetings associated with these permits and reviewed the geological and economic parameters of each well. In June 2005 he resigned as officer and director of TAG Oil and resumed his post as managing Director of Golden Downs Consulting. In July 2005 he provide consulting services to L&M Mining, a privately held New Zealand based gold and coal mining company to expand their activities into the petroleum sector. Under Mr. Hart's direction, L&M Mining successfully applied for and were awarded three exploration permits on the South Island, New Zealand. Mr. Hart was responsible for overseeing the permit application process, work obligation program, initial fieldwork, and seismic requisition planning. In October 2005, Mr. Hart was contracted by SCA, a Houston based geological consulting firm, to complete a project in Mumbai, India for Reliance Industries. The project included a sequence stratigraphic study over two of Reliance's offshore permits and provided the company with three previously unknown prospects. In early 2006, Mr. Hart acted as an expert witness in a High Court case involving Crown Minerals, New Zealand and Bounty Oil & Gas NL. His three week testimony concluded in late April 2006. Mr. Hart is currently managing Director of Golden Downs Consulting in addition to his position with Summit Exploration. Mr. Hart is a member of the American Association of Petroleum Geologists, Geological Association of America, the Indonesian Petroleum Association and a published author, most recently his article in the Oil and Gas Journal on exploration opportunities in Austral Asia.

Significant Employees

The Company does not have employees other than its Chief Executive Officer and Chief Financial Officer, Alan Hart.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best knowledge of the Company, during the past five years, none of the following occurred with respect to a present or former director or executive officer: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Certain Relationships and Related Transactions

Except as set forth below, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction during the last two years or in any presently proposed transaction which, in either case, has or will materially affect us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who beneficially owns more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. As best the Company was able to determine, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended February 28, 2007:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Alan Hart CEO, CFO, and Director	0	0	0

Audit Committee

The entire board of directors is acting as our audit committee. We do not have a separately-designated standing audit committee.

Information Regarding the Board

The Company's Board of Directors (the "Board") has no Committees. The Board met one time during the last fiscal year. In addition, the Board signed several written consents to act without meeting as issued were raised during the fiscal year. The current Board consists of Alan Hart.

Executive Compensation

Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Change in
Pension
Value &
Nonqual-
						Non-Equity	ified
						Incentive	Deferred	All
						Plan	Compen-	Other
				Stock	Option	Compen-	sation	Compen-
Name and Principal		Salary	Bonus	Awards	Awards	sation	Earnings	sation	Totals

Position [1]	Year	($)	($)	($)	($)	(S)	($)	($)	($)

Alan Hart	2006	30,000	0	0	0	0	0	0	30,000

President, Secretary,	2005	0	0	0	0	0	0	0	0

Treasurer	2004	0	0	0	0	0	0	0	0

Stock Options/SAR Grants

There were no grants of stock options or stock appreciation rights made during the fiscal year ended February 28, 2007 to our executive officers and directors. There were a total of 0 stock options outstanding as at February 28, 2007.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our board of directors. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Compensation to Directors

The Company's directors are not compensated for serving on its board of directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- Sation ($)	All Other Compen- Sation	Total

Alan Hart	Nil	Nil	Nil	Nil	Nil	Nil

Recommendation

THE BOARD RECOMMENDS A VOTE FOR THE NOMINEE, ALAN HART. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR ALAN HART.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares of common stock at November 2, 2007 by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) our executive officers, and (iv) by all directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

Title of class	Name and address of beneficial Owner	Amount of beneficial ownership	Percent of class
Common	Alan Hart 1067-88 Valley Road, RD1 Wakefield 7181 New Zealand	5,000,000	21.6%
Total of all directors and executive officers		5,000,000	21.6%

The percent of class is based on 23,162,800 shares of common stock issued and outstanding as of November 2, 2007. As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

PROPOSAL 3

AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors has approved, subject to shareholder approval, an amendment to the Company's Articles of Incorporation to change the name of the Company to Sentry Petroleum Ltd. The Board of Directors has determined that this amendment is advisable and in the best interests of the Company and its shareholders. On November 2, 2007, the board of directors approved a resolution to amend Article One of the company's articles of incorporation. A form of certificate of amendment to our articles of incorporation is attached to this proxy statement as Exhibit A.

The affirmative vote of the majority of the votes represented by the holders of shares present in person or represented by proxy and entitled to vote at the Meeting will be required to amend the Articles of Incorporation.

PROPOSAL 4:

TO INCREASE THE AUTHORIZED COMMON STOCK CAPITAL OF THE COMPANY

The company is currently authorized by its articles of incorporation to issue 50,000,000 shares of common stock. As of the record date, 23,162,800 shares of common stock were outstanding. On November 2, 2007, the board of directors authorized an increase in the number of the authorized shares of common stock and thereafter an amendment to Article Three of the company's articles of incorporation. A form of certificate of amendment to our articles of incorporation is attached to this proxy statement as Exhibit A.

Based on the number of shares of common stock outstanding as of the record date, the need to reserve shares of common stock as set forth above and the current articles of incorporation limit of 50,000,000 shares of common stock, the board of directors does not believe there is an adequate number of authorized shares of common stock under the articles of incorporation for management to be able to plan for the long-term future growth and development of the company and properly capitalize its operations. Accordingly, the board of directors proposes to amend the articles of incorporation to increase the authorized number of shares of common stock to 100,000,000 shares of common stock.

Approval of the proposal will permit the board of directors to issue additional shares of common stock without further approval of the stockholders of the company; and the board of directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Although the company from time to time reviews various transactions that could result in the issuance of common stock, the company is not a party to any plan, arrangement or agreement to issue additional shares of its capital stock, including for any acquisition or business combination, except as may be required in connection with the exercise of existing outstanding convertible securities or options and warrants or under any other plan or arrangement the board of directors may hereafter approve.

Other than the availability of authorized common stock and limited provisions in the company's by-laws, the company does not have in place provisions which may have an anti-takeover effect. At this annual meeting, the shareholders are being asked to consider and approve a proposal to increase the number of authorized shares of common stock. This proposal has not resulted from the company's knowledge of any specific effort to accumulate the company's securities or to obtain control of the company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise. The company is not submitting any of these proposals to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek board representation.

The issuance of additional shares of common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the company's capital stock. It may also adversely affect the market price of the common stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the company to pursue its business plans, the market price may increase.

The holders of common stock of the company are entitled to one vote for each share held of record on all matters to be voted on by the stockholders of the company. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of common stock of the company voted in an election of directors can elect the directors of the company. The holders of common stock are entitled to receive dividends when, as, and if declared by the board of directors out of funds legally available therefore. The company never has paid cash dividends on its shares of common stock, and does not currently intend to pay any cash dividends.

In the event of liquidation, dissolution or winding up of the company, the holders of the shares of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. Holders of shares of common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the common stock.

Approval Requirement and Board of Directors Recommendation

The approval of the proposed amendment requires the favorable vote of the holders of a majority of the outstanding shares of common stock. The board of directors believes that the advantages of the proposed amendment to increase the number of authorized shares of common stock outweigh the possible disadvantages of the amendment. Accordingly, the board of directors has unanimously approved the proposed amendment and unanimously recommends approval by shareholders.

Notwithstanding the shareholders approving the amendment to increase the authorized capital, the board of directors may elect not to file the certificate of amendment to increase the authorized capital of the company if they decide that it is in the best interests of the company to limit its common stock capital to its current authorized amount.

Unless authority is withheld, voted against or abstained, the proxies solicited by our board of directors will be voted "FOR" the increase in the authorized common stock capital of the company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

The aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-QSB and the audit of our annual financial statements for the period ending February 28, 2006 and fiscal year ending February 28, 2007 were $4,000 and approximately $4,450 respectively.

Financial Information Systems Design and Implementation Fees

For the most recent fiscal year, there were no fees billed by the Company's auditors for: (a) directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole. As there were no fees billed or expended for the above services, the Company's board of directors did not consider whether such expenditures were compatible with maintaining the auditor's independence from the Company.

All Other Fees

The aggregate fees billed by the Company's auditors for all services other than those set forth above, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended February 28, 2006 and 2007 were $0 and $0 respectively.

Forward-Looking Statements

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors

ALAN HART
Alan Hart
Chief Executive Officer and President

SUMMIT EXPLORATION INC.

PROXY FOR ANNUAL MEETING OF THE SHAREHOLDERS OF

SUMMIT EXPLORATION INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ALAN HART with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at Suite 155 Glenora Gates 10403 122nd Street Edmonton Alberta T5N 4C1 on December 3, 2007 at 10:00 a.m., and at any adjournments thereof.

Please mark your votes as indicated [X] Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

1. Election of Director: Alan Hart

FOR Election of director	NOT FOR Election of director	Abstain
[_]	[_]	[_]

2. To ratify the Board of Directors' selection of independent registered public accounting firm, Keith Margetson Ltd, for the 2008 fiscal year.

FOR ratification	NOT FOR ratification	Abstain
[_]	[_]	[_]

3. To approve an amendment to the Company's Articles of Incorporation to change its name to Sentry Petroleum Ltd.

FOR amendment of Articles to change name	NOT FOR amendment of Articles to change name	Abstain
[_]	[_]	[_]

4. To approve an amendment to the Company's Articles of Incorporation to increase the number of shares of authorized common stock from 50,000,000 to 100,000,000.

FOR amendment of Articles to increase authorized capital	NOT FOR amendment of Articles to increase authorized capital	Abstain
[_]	[_]	[_]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY VIA MAIL OR FAX (403) 770-0717. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

____________________________________       ____________________________________

Signature                                    Date                         Signature                                    Date

____________________________________       ____________________________________

Print Name Here                                                         Print Name Here

Exhibit A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

FOR NEVADA PROFIT CORPORATION

(PURSUANT TO NRS 78,385 AND 78,390 - AFTER ISSUANCE OF STOCK)

1. Name of Incorporation: "SUMMIT EXPLORATION INC."

2. The Articles of Incorporation have been amended as follows:

ARTICLE I OF THE ARTICLES OF INCORPORATION OF THE CORPORATION SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

"1"

The name of the corporation is SENTRY PETROLEUM LTD

"3"

Shares

The amount of the total authorized capital stock of the corporation is consisting of One hundred Million (100,000,000) shares of common stock of the par value of $0.0001 each.

3. THE VOTE BY WHICH SHAREHOLDERS HOLDING SHARES IN THE CORPORATION ENTITLING THEM TO EXERCISE AT LEAST A MAJORITY OF THE VOTING POWER, OR SUCH GREATER PROPORTION OF THE VOTING POWER AS MAY BE REQUIRED IN THE CASE OF A VOTE BY CLASSES OR SERIES, OR AS MAY BE REQUIRED BY THE PROVISIONS OF THE ARTICLES OF INCORPORATION HAVE VOTED IN FAVOR OF THE AMENDMENT IS: [ ].

IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate of Amendment to Articles of Incorporation to be signed by a duly authorized officer as of this _____ day of _____, 2007.

SUMMIT EXPLORATION INC.

By: ______________________________________

Alan Hart, Chief Executive Officer